UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    --------

                                   FORM N-CSRS
                                    --------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-21479

                    MADISON HARBOR BALANCED STRATEGIES, INC.
               (Exact name of registrant as specified in charter)
                                    --------


                    Madison Harbor Balanced Strategies, Inc.
                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                    (Address of principal executive offices)

                    Madison Harbor Balanced Strategies, Inc.
                              The Chrysler Building
                              405 Lexington Avenue
                                   47th Floor
                               New York, NY 10174
                     (Name and address of agent for service)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: 1-212-380-5500

                     DATE OF FISCAL YEAR END: MARCH 31, 2008

                  DATE OF REPORTING PERIOD: SEPTEMBER 30, 2007

ITEM 1.    REPORTS TO SHAREHOLDERS.

Included herein pursuant to rule 30e-1 under the Investment Company Act of 1940.



                                                                      =========
                                                                       Madison
                                                                        Harbor
                                                                       Capital
                                                                      =========


--------------

Madison Harbor Balanced Strategies, Inc.

Access to Private Real Estate Opportunities

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[BUILDING PHOTO GRAPHIC OMITTED]


                                                     Semi-Annual Report
                                                     September 30, 2007

Our Adviser's Mission


Our Adviser's mission is to serve institutional and high net worth investors with timely and distinctive real estate investment strategies organized as multi-manager funds. We strive to provide investors with a proper balance of risk and return, consistent above average investment performance, a high level of diversification and attentive service at a reasonable cost.


By placing the interests of our investors first, Madison Harbor will always be recognized as a premier investment manager of real estate private equity investments with unparalleled access to managers that are best-in-class.


As a result, we will create an enduring enterprise, which is independently owned, conflict free, well-aligned with our investors, and that offers challenge, growth and continuity for the high-quality individuals who comprise our team in a culture of integrity and excellence.




--------------------------------------------------------------------------------
This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Madison Harbor Balanced Strategies, Inc. (the "Fund").

The Fund's Adviser is Madison Harbor Capital Management, LLC.

Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, if redeemed (see below), may be worth more or less than their original cost. The Fund's shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may offer to repurchase Fund shares annually. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to the then net asset value per share, and will at no time exceed more than 5% of the Fund's outstanding shares.

The views on the benefits and advantages of investing in real estate, as expressed herein, reflect the views and beliefs of the Adviser based on its experience in real estate investing. Many of the statements in this presentation are forward looking and contain significant risks and uncertainties. The opinions and views expressed herein are subject to change based on market and other conditions. Traditional investments are significantly different asset categories from that of real estate and thus the returns are significantly different, as are the characteristics of risk, liquidity and transparency.

Letter To Shareholders
November 26, 2007


This semi-annual report includes financial statements for your Fund for the six-month period ended September 30, 2007.

As we approach year-end 2007, we are pleased to report that the Fund is well on track. As of September 30th, the Net Asset Value of the Fund was $1,023.88 and 40% of the capital had been drawn by the underlying funds. The Fund also paid a dividend of $3.50 per share on September 28th.

We are pleased with the overall quality and performance of properties in which we are invested and will also benefit from the ability to keep purchasing into a market where many marginal, highly-leveraged players have been sidelined.

Clearly, the capital markets are experiencing a substantial amount of turbulence as a result of the deflating U.S. housing market as well changes in global economies and markets. Smith Barney notes that "The Dow Jones Industrial Average has risen or fallen more than 100 points 71 times thus far in 2007, eclipsing the seventeen 100-point moves in all of 2006. There have been fourteen 100-point days thus far in November." Fortunately, the commercial real estate markets in which your Fund is invested remain fundamentally sound.

In this quarter's OUR VIEW we focus on the continuing evolution of the global de-leveraging of the credit markets and the impact of an uncertain environment on the U.S. commercial real estate market. With an abundance of anxiety in the marketplace, we consider themes for exploiting current market conditions in the U.S.

We believe that this Fund benefits investors as its real estate assets are acquired during multiple years, which allows the managers to maintain investment discipline. It supports our conviction that investors should remain diversified and take a long-term view and base decisions on forward-looking economic, market and property fundamentals rather than on historic results.

We value our relationship with you as our investment partners and we stand ready to respond to any questions you may have.


Sincerely,

/s/ Edward M. Casal

Edward M. Casal
Chief Executive Officer and
Chief Investment Officer



                                    Madison Harbor Balanced Strategies, Inc. : 1

Our View

November 26, 2007

--------------------------------------------------------------------------------
INTRODUCTION

As we approach year-end 2007, powerful crosscurrents in the financial landscape pose particularly unusual investing challenges. Recent increases in day-to-day stock market volatility from New York to Shanghai reflect investor jitters while significant changes in the pricing of commodities (particularly oil) and currencies (particularly the U.S. dollar) suggest that profound changes are afoot. Further, a continuing decline in the U.S. housing sector, declining economic sentiment, and a continued stream of inventory losses at financial intermediaries indicate increased uncertainties and heightened perception of risk emanating from a complex global financial system.


In this issue of OUR VIEW we focus on the continuing evolution of the global de-leveraging of the credit markets and the impact of an uncertain environment on the U.S. commercial real estate market. With an abundance of anxiety in the marketplace, we are including our updated view on important themes for exploiting current market conditions in the U.S. Subsequent issues will address how we are currently addressing real estate opportunities in both developed and emerging markets of Europe and Asia.


While all real estate is local, we believe global issues will have increasingly profound influences on the performance of commercial real estate going forward. We believe that the big changes -- the "Black Swan" events -- are under-appreciated and that investors would be well-advised to pay attention internationally, particularly to those regions that supply the financial community with capital and commodities.


Globally, it is a golden age of economic growth given the incorporation of the emerging markets into the world marketplace. Led by China and India, which are simultaneously experiencing industrial and technological revolutions, strong global economic growth is likely to continue at a massive scale for a prolonged period. The U.S. experience will be difficult for some time as unsustainable structural imbalances are ultimately (and, very likely, painfully) corrected. In particular, debt-laden consumers will be forced to reign in their spending, resulting in reversion of above trend-line economic growth to the long-term mean.




                                    Madison Harbor Balanced Strategies, Inc. : 2

We are reminded of Stephen Covey's advice to separate the important from the non-important, and the urgent from the non-urgent.(1) From a headline perspective, the bursting of the U.S. housing bubble and resulting credit seizure certainly appear urgent and important. However, we believe that the long-run effects of the housing market depressurization are healthy in the long-term, and survivable. So, too, is the massive financial de-leveraging currently taking place in all asset classes. There is plenty of liquidity in the system on a global basis as well as in the U.S. - it is just not particularly free flowing at this moment due to structural issues in the syndication market that have made the pricing discovery process extremely difficult. These problems, if considered on an isolated basis will correct themselves over time without significant policy shifts on the part of any particular governing body.

Let's consider the important but not apparently urgent - the difficult issues that don't scream for attention but which fester and potentially result massive dislocations. In our view, the decline of the U.S. dollar versus the Euro of 41.8% since its peak in 2000 reflects U.S. fiscal policies which are unsustainable - particularly the massive government debt burden, the lack of control with regard to future governmental expenditures, as well as the overall levels of consumer debt. The erosion of global confidence in the U.S. as the lowest risk financial market and in the U.S. dollar as the DE FACTO world currency will continue until the U.S. government and the electorate are prepared to make difficult decisions and restore prudence to its fiscal system.

The U.S. economy is clearly slowing and will continue to be sluggish for longer than we had previously assumed. We believe the housing correction is at about its half-way mark and the worsening credit crisis poses a series of real threats at a time of sub-par U.S. GDP growth. With inflation under control, the Fed still has the tools and the latitude to guide the economy through to the point where trend growth can be resumed. The Fed faces many challenges but can probably be counted on to get ahead of the curve and effectively support the U.S. economy once again.

U.S. Commercial real estate, thanks to its sound fundamentals, should perform well throughout the downturn and has the potential to improve dramatically as the economy returns to trend growth. However, commercial real estate is not immune to problems if it turns out, as we suspect, that weak loan underwriting has also infected the CMBS debt market. We continue to believe that private real estate equity returns will moderate from the performance of the past three years with valuation multiples declining and income component improving. The degree of difficulty to produce strong returns from investing in real estate has clearly intensified, although we anticipate that the fallout from the credit seizure will likely precipitate interesting opportunities for the nimble.

When we left last time, we encouraged you to "fasten your seat belts, return your tray tables and seatbacks to their upright positions as we encounter more turbulence ahead." That turned out to be good advice. We hasten to add the seatbelt sign will remain on for the foreseeable future.

-------------------------------------
(1) Stephen R. Covey, THE SEVEN HABITS OF HIGHLY EFFECTIVE PEOPLE

                                    Madison Harbor Balanced Strategies, Inc. : 3

--------------------------------------------------------------------------------
THE BIG PICTURE


The question today is whether global growth can withstand a sharp and prolonged slowdown in the U.S. - still the dominant world economy. World economic growth is running at a 4.9% annual rate according to the International Monetary Fund. Through this year, the U.S. economy has begun to face hurricane force headwinds as the enormous credit bubble that fueled the growth over the first half of this decade begins to unwind and deflate. The U.S. economy has been undergoing a Fed-engineered, mid-cycle slowdown with annual GDP growth rate estimated to result in 1.5% to 2% growth, compared with 3.0% when it is operating at potential capacity. With the housing sector firmly in decline, we now expect the economy to operate at sub-par levels until late 2008 or early 2009. The abrupt unwinding of the credit bubble has increased the risk of recession over the past 90 days. The economic consensus now assigns a 36% probability for a recession occurring, with 25% of the economists predicting greater than a 50% chance.(2) Whether the U.S. enters recession or not, this correction is not likely to produce a soft landing; and a hard landing, if recession is to be avoided, will manifest itself in a prolonged and deeper period of sub-par GDP growth.


                                 DEBT PROPULSION

For years, Jim Grant of GRANT'S INTEREST RATE OBSERVER has tracked and warned about the challenges to the economy of overleveraging. In particular, Grant draws attention to the unprecedented rate of debt issuance in the first half of this decade by indicating "an additional dollar of American GDP growth has required - or at least, been associated with - the creation of $5 of new indebtedness.(3) Whereas nominal GDP has tacked on $4.2 trillion, nominal indebtedness has jumped by $21.3 trillion." Mark Faber's October 2007 GLOOM BOOM AND DOOM REPORT notes that "a closer examination of why consumption and corporate profits expanded rapidly in the last few years takes us back to [that] $21.3 trillion debt growth...In essence what occurred is that the U.S. went on a spending spree because of `inflation' (money supply and debt growth), which was financed by growing debts and a liquidation of real estate and also financial assets."


-------------------------------------
(2) Likelihood of a Recession is Given Better Odds, THE WALL STREET JOURNAL, July 13, 2007.
(3) "When the Debt Machine Coughs, Credit Creation, Cause & Effect," GRANT'S INTEREST RATE OBSERVER, Vol. 25, No. 21, November 2, 2007, pp 6-7.



                                    Madison Harbor Balanced Strategies, Inc. : 4

Within the U.S. debt bubble, perhaps at its very core, was the virtual explosion of mortgage debt which at its peak grew at 13.3% annually while financial and non-financial U.S. debt were growing at just under 10% annually, according to Grant. Most of the mortgage debt was related to single family home lending. Relative to their incomes, U.S. consumers have continually increased their debt obligations as an increasingly sophisticated financial system has allowed more people more access to credit. This decade however, the numbers have become staggering. As illustrated in Chart 1, the ratio of U.S. household debt to disposable income has grown geometrically to above 130%.(4) Earlier this decade it was 100%, in the 1990s it was 80%.

[THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED PIECE]

CHART 1.
RISING BURDEN
Household debt as % of household disposable income


[GRAPHIC OMITTED]


Sources: Federal Reserve; Reuters Ecowin



Through heavy use of home mortgage refinancings, the consumer gained access to spendable capital which propelled consumer spending to equal 72% of U.S. GDP since 2001 and more than covered the 1% gap between expansive consumer spending growth and more modest growth in personal income growth.(5)


This leveraging of the consumer, and the government sector, certainly made the economy appear stronger than it would have been on a steady state basis (i.e., without additional leverage). Herein, of course, lies the obvious and serious problem: borrowing to spend without personal income growth can ultimately lead to disaster. Home foreclosure and personal bankruptcy statistics are likely to dominate the 2008 headlines.


Obviously, the longer this condition continues, the greater the downside risk to the U.S. economy being able to resume trend GDP growth of 3% annually. The pressures to re-price, clear the market and resume normal credit flows will be intensified as year-end audits approach and lenders are further pressured to mark their loan assets to market.


Of note, a recently effective U.S. accounting rule, FASB 157, has strengthened materially the valuation rules for banks' Level 3 assets. Level 3 assets are those that trade so infrequently that there is virtually no reliable market price for them, and valuations for these assets are based on management assumptions. Those models are more art than science and are subject to each bank's judgment. While much of the attention of such Level 3 assets has been focused on mortgage-related assets, they also include complex

-------------------------------------
(4) Getting worried downtown, THE ECONOMIST NOVEMBER 15, 2007.
(5) David Rosenberg, Markets & Investing, "Insight," FINANCIAL TIMES, November 15, 2007.

                                    Madison Harbor Balanced Strategies, Inc. : 5
derivative contracts, credit card receivables, loans linked to leveraged buyouts and asset backed commercial paper. As of November 15, the Level 3 disclosures will be accompanied by details regarding the basis on which they are classified. Further, client indemnification of their auditors will no longer be permissible effective January 1, 2008. We expect more bad news from the financial intermediaries that are still holding much of these hard to value, not often traded securities.

                       HOUSING - NO SHELTER ANYTIME SOON

Because the U.S. housing bubble was such an important driver of the general U.S. economy, we must remain focused on its progress. Building permits, which tend to lead building starts by about a month, continue to fall. According to Lombard Street Research, building permits on a three-month annualized basis are now down by close to 50% since last July, the largest fall in a three-month period since the housing crash of early 1990s. With inventories now equal to 8.3 months of sales, builders are unlikely to start any substantial volume of houses any time soon. Chart 2 shows the 18-month decline in U.S. housing starts, a 40% decline from the peak - and with the continuing inventory build up, it is likely to fall further. Richard Brenner of Morgan Stanley, expects a further 25% decline, taking the pace of housing starts in 2008 to below 1 million units, the slowest pace since records began in 1959.(6)

[GRAPHIC  OMITTED]


CHART 2.
           US housing starts and building permits, 000s, annual rate


Source: Lombard Street Research


As noted in last quarter's OUR VIEW, we expect delinquencies and foreclosures to increase as mortgage loans reset interest rates well into 2008. The Organization for Economic Cooperation and Development ("OECD") estimates that mortgage resets will probably peak in May of 2008. Nationally we can expect further reductions in home prices of between 10% and 15% below current levels. As a result, the U.S. housing sector will remain a drag on GDP through 2008 and into 2009, assuming that employment growth remains positive at today's modest levels.

-------------------------------------
(6) Richard Brenner, Morgan Stanley, "Housing: Enter the Bear Scenario" www.morganstanley.com/views October 31, 2007.

                                    Madison Harbor Balanced Strategies, Inc. : 6

                   ECONOMIC SENTIMENT - A NEGATIVE TREND LINE

 Problems in housing are being reflected in economic sentiment. The University of Michigan consumer sentiment index dropped to a 15-year low in November, excluding the aftermath of Hurricane Katrina.


[GRAPHIC  OMITTED]

CHART 3.
                      UMich sentiment and consumer spending



Source: Lombard Street Research



 Lombard Street Research takes the Michigan index and combines it with two ISM indices to produce a U.S. Economic Sentiment Index ("ESI"), which includes both consumer and business elements.(7) Shown below, the ESI is a reasonable coincident indicator of economic performance and is showing a clear trend downward. With the collapse of the U.S. housing bubble far from finished - and its impact on the consumer just getting started - the U.S. economy will take some time to recover from the 2002 - 2006 party.






-------------------------------------
(7) The Non-Manufacturing ISM Report on Business is a purchasing survey of the service economy, published by the Institute for Supply Management since June 1998.


                                    Madison Harbor Balanced Strategies, Inc. : 7

[GRAPHIC  OMITTED]


CHART 4.
                  US GDP - actual and forecast on basis of ESI,
                         quarterly annualised change, %



Source: Lombard Street Research

                    REPRICING RISK AND A MASSIVE DELEVERAGING

As of this writing, the credit markets remained largely disrupted, with credit available only for the best borrowers who finance on a conservative basis. We anticipate that full functioning of the credit markets will take some time to occur as lack of confidence in valuations persists.


In his brilliant new book on financial crises, Richard Bookstaber points out, "more often than not, crises aren't the result of sudden economic downturns or natural disasters. Virtually all mishaps over the past decades had their roots in the complex structure of the financial markets themselves."(8) He adds, "the financial markets that we have constructed are now so complex, and the speed of transactions so fast that apparently isolated actions and even minor events can have catastrophic consequences."


The bid/ask pricing gap for many debt (and private equity) securities is wide, and we do not yet have the mechanisms in place that will eventually produce a market clearing price requisite to enable the credit markets to function in a normal capacity. Underwriting standards have been abruptly raised across the board and high yield lending operations have either failed or withdrawn from the markets.

ISI Group has been recording the number of institutions or funds that publicly acknowledged being damaged by the sub-prime contagion since this first hit the popular press headlines in mid-July 2007.(9) For the 16 weeks ending November 9, 2007, the hits have averaged approximately 50 per week, totaling

--------------------------------
(8) Richard Bookstaber, A DEMON OF OUR OWN DESIGN, MARKETS, HEDGE FUNDS AND THE PERILS OF FINANCIAL INNOVATION, 2007, John Wiley & Sons, Inc,. Publisher.
(9) INTERNATIONAL STRATEGY INVESTMENT WEEKLY ECONOMIC REPORT, November 12, 2007, page 15.

                                    Madison Harbor Balanced Strategies, Inc. : 8

799 in aggregate. In fact, while sub-prime and Alt-A home mortgages have incurred the greatest damage to date, the entire home mortgage lending market has become negative in one form or other. Further, Freddie Mac the government-sponsored mortgage lending enterprise, said this month that enough borrowers were defaulting on loans made this year or last that it needed to mark down the value of the loans by $1.2 billion - none were sub-prime.


Losses in the distressed mortgage sector of the United States could reach $300 billion, only a portion of which has so far been accounted for by write-offs at major banks, according to a study released in November by the OECD. The concerns of faulty underwritings, lending structures and overly aggressive valuations have now reached into Collateralized Debt Obligations ("CDOs"); the leveraged loan market; the securitization of auto and credit card loans; the commercial paper market, especially that segment relating to mortgage backed short-term paper; the mono-line insurance and reinsurance companies who either credit enhanced or invested in sub-prime paper; the money market mutual funds; and most recently into the area of the CMBS market. In addition, credit spreads have gapped up dramatically for all but the highest quality corporate bonds. Finally, there is early evidence that some muni-bond issuers may be caught offside having arbitraged low rate tax-exempt borrowings by investing in high-yield securitizations.


Bookstaber observes, "One of the curious aspects of worsening market crises and financial stability is that these events do not mirror the underlying real economy. In fact, while risk has increased for the capital markets, the real economy, the one we live in, has experienced the opposite." We concur and believe the pricing dislocations will present interesting investment opportunities for those paralyzed by the headline noise.


                              CURRENCY REALIGNMENT

While the U.S. pushes China to loosen its soft peg against the dollar and let the renminbi appreciate, other free-floating currencies have clearly already done so. The U.S. dollar isn't a safe haven at the moment, because most of the problems facing the world economy are coming out of the U.S. On October 26, 2000, the U.S. dollar peaked against the Euro at $0.8252 per Euro; on November 23, 2007 the rate was $1.481 dollars per Euro, a devaluation in the U.S. dollar of 41.8%. As shown in Chart 5 below, the Canadian dollar has experienced similar appreciation - an important issue as Canada is a major trading partner to the U.S. Further, the devaluation of the dollar is causing some country finance ministers (notably in the Gulf region, including Kuwait, which revalued its currency six months ago) to reconsider their currency pegs to the U.S. dollar as well - and whether they should be holding so many U.S. dollar reserves. The problems are developing because policies needed in one region (i.e., economic stimulus) may differ from those needed in another (i.e., fighting inflation). Potential changes regarding the U.S. dollar peg, and decisions to diversify reserve holdings are of major significance. While the U.S. dollar may not stay down long-term against the Euro, the very foundation of U.S. economic power in the world will be negatively affected if the U.S. currency loses its position as the global reserve currency.


                                    Madison Harbor Balanced Strategies, Inc. : 9

CHART 5.
                             CURRENCIES AGAINST US$

[GRAPHIC  OMITTED]


            SOURCE:CBRE TORTO WEATON RESEARCH, U.S. FEDERAL RESERVE.

 Notwithstanding the massive effect of a shift in currency reserve holdings, currency valuations are important to real estate investors as they affect the level of overall imports and exports, which drive overall economic activity, as well as affect inflation rates. Further, international investors must consider whether there will be a reversion of currency values and what this may do to investment performance.


 With the U.S. dollar now weak, we have to consider the effect on the U.S. export sector and how we wish to position investment portfolios going forward. Our view, as discussed below, is that export driven U.S. port cities will likely benefit long term (exports soared 16% in the third quarter) - and the import driven ones may suffer negative effects. (The weak U.S. dollar will boost exports, but at only 12% of GDP, exports are too small to make up for a weakening of consumer spending, which accounts for 70%.) Further, export led growth in emerging markets are likely to begin feeling the headwind of reduced demand from the U.S. (the largest consumer of the past decade) as well as increasing competition from U.S. manufacturing.



                                   Madison Harbor Balanced Strategies, Inc. : 10

                               ALL EYES ON THE FED

 A picture is emerging that indicates that, after 18 months of corrections, the U.S. may be no more than halfway through the correction cycle. With the U.S. dollar in decline, oil at over $90 per barrel and gold over $800 per ounce, the Fed is walking a tightrope trying to protect against a deflationary downside without reigniting inflation concerns - where buyers of U.S. debt will demand higher, not lower, interest rates. On a global basis, the situation is complicated because if U.S. borrowing rates decline, currencies in other countries may appreciate, negatively affecting their export growth. At the same time, other countries do not want to cut rates because of inflationary pressures within the U.S.


 Since September, the Fed, has become more accommodative through reduction in the Fed Funds Rate and the Discount Rate, liberalization of the terms by which banks can borrow at the Fed's Discount Window and sharp recent increases in the annualized rate of growth in the money supply. According to Grant's, the money supply as measured by MZN has grown at 11.9% over the past 12 months, 13.7% over 6 months and 20.2% over 3 months.(10) Since October 31, 2007, the Fed has officially been in a neutral position - giving equal risk assessment weightings to rising inflation and slower growth. Subsequent events have produced a market run to quality in buying Treasuries while moving the yield curve down and into a more pronounced positive shape vs. the higher, negative yield curve that prevailed before the mid-cycle slowdown clicked-in. The market is clearly now more concerned about the slower growth risk and, at least for now, the Fed is no longer being perceived as acting in a pre-emptive manner. Given its aversion toward deflation and with core inflation in a better (if not ideal) range of 1.5% to 2.0%, the Fed is expected to continue to follow an accommodative pattern until the U.S. economy reinflates.


--------------------------------------------------------------------------------
U.S.  COMMERCIAL  REAL ESTATE

                            THE U.S. PROPERTY MARKET

U.S. commercial real estate fundamentals are quite sound, unlike the single family housing (including the condo) market. It is worth pointing out the circumstances in the U.S. commercial property market are not comparable to those in the for-sale residential market. The popular media and, at times, the financial press can paint "real estate" with a broad brush and fail to draw out the distinctions between these altogether separate markets.



-------------------------------------
(10) "When the Debt Machine Coughs, Credit Creation, Cause & Effect," GRANT'S INTEREST RATE OBSERVER, Vol. 25, No. 21, November 2, 2007, pp 6-7.


                                   Madison Harbor Balanced Strategies, Inc. : 11

The widely followed U.S. commercial private equity real estate indices such as the NCREIF index will register lower returns over the next twelve months than the past twelve, but we expect this will almost entirely be due to changes in valuation multiples as opposed to changes in property cash flow performance. New supply remains well in check, hampered by high construction costs and increasingly restrictive debt underwriting criteria.


As Torto Weaton points out "commercial real estate is no more related to residential real estate than auto sales, airline bookings, or myriad other industries that are affected by the economy."(11) Unlike the for-sale home market which is grossly overbuilt, commercial real estate is not. The U.S. supply and demand for space in most property sectors and geographic regions remain in solid equilibrium. While occupancies are not at peak levels, properties remain well-leased - at rental rates that are healthy and continuing to increase, albeit at a moderating rate. Leasing absorption remains strong but, again, at a somewhat slower pace as the economic slowdown takes hold. Demand does appear to be cooling somewhat in response to the economic slowdown. Property & Portfolio Research reports that during the third quarter, U.S. office demand registered 22.6 million sq. ft. down 16% from the 26.8 million sq. ft. of net absorption posted in the second quarter.(12) The fourth quarter is projected to show further decline.


Fortunately, the threat of overbuilding continues to be well controlled by the extraordinary high costs of replacement and the reduced lender appetite for speculative leasing risks. Not everything is rosy of course: markets with concentrated exposure to housing overhang, such as apartments in Florida (a condo construction Mecca) and offices in Orange County (a mortgage lending center) are weak. On balance however, U.S. commercial real estate's balance sheet looks healthy with generally low debt/equity ratios plus an ample supply of committed but uninvested equity pools. (For instance, the IREI survey of pension plans from early 2007 showed $46 billion of U.S. equity allocated but not committed to real estate.)


Going forward, the U.S. employment picture will be key to maintaining a healthy commercial real estate market. Operating income will again be tested as the economy works through the next year or so of sub-par growth. In particular, the differentials between those regions that post solid job and population growth rates and those that do not will become more acute. Long run, we continue to have confidence in the fundamentals of U.S. commercial real estate and expect them to improve further as the U.S. economy works its way back to trend line growth in the 2009 - 2010 timeframe.


-------------------------------------
(11) CBRE Torto Wheaton Research "Worry Don't Panic" November 16, 2007.
(12) Ibid.



                                   Madison Harbor Balanced Strategies, Inc. : 12

                              A BUYING OPPORTUNITY?

As we have been saying for some time, U.S. commercial properties are clearly at the upper end of any reasonable pricing range due to approximately 300 to 350 basis points of cap rate compression. However, as a result of upward pressure on the incremental cost of capital in the higher risk tranches of acquisition debt financing, some upward movement on the blended cost of capital is likely. A significant portion of the acquisition financing, which was previously filled by aggressively priced debt from securitized and mezzanine lenders, will need to be replaced by either higher cost equity or mezzanine debt (if available). However, we believe replacement capital will likely be much more cautious and sensitive to specific risks going forward, its incremental pricing will likely be more discriminating in terms of project quality, location, demographic trends, supply constraints and tenant credit quality than was the previous debt capital in the acquisition financing.


With cap rate compression of the last several years now on pause and likely to begin backtracking in response to higher borrowing costs, tighter lending standards, and increasingly rigorous assessment of risk, one has to consider whether the near term presents an attractive purchasing period. We think so. With the U.S. market not overbuilt, new supply limited and continued positive space absorption and rising rents, we see negligible downside risks of any major collapse in fundamentals provided the U.S. economy avoids recession and works its way back to stronger GDP growth over the next two years. While near-term returns for stabilized properties will moderate somewhat from the level achieved in the prior three years, we expect that the next 18 months may present buying opportunities. Those players that had patience and were unwilling to finance sufficiently and aggressively to win 35-participant auctions will have an opportunity to utilize their long-term, informed knowledge of the industry to acquire properties at much more attractive valuations than might have been available six short months ago.

                          U.S. PROPERTY SECTOR ROUND UP

While we strongly advocate broadly diversified portfolios within the property asset class, this does not mean we advocate an indexing strategy. Future market activity is clearly visible to those willing to undertake the effort and property sectors and regions should be tactically over or under-allocated depending on circumstances at the time. The following represents our current thinking with regard to the U.S. property sectors.

     o OFFICE - FOCUS ON CENTRAL BUSINESS DISTRICT AND TECHNOLOGY MARKETS. Fundamentals remain strong. However, the pace of absorption may have peaked nationally. Going forward downtown locations will likely outperform suburban due to low levels of new supply. Markets such as New York, San Francisco, San Jose and Seattle continue to lead. As the office sector is the most sensitive sector to the economic cycle, near-term performance may suffer if the economic growth underperforms expectations.
                                   Madison Harbor Balanced Strategies, Inc. : 13

     o MULTIFAMILY - CROSSCURRENTS AT WORK. Demand for traditional rental apartments will see a near-term boost as growing numbers of buyers drop out of homeownership due to foreclosures, interest rate resets and tightening lending practices. Further, demographic drivers, including an increase in the base of college students and continuing high foreign immigration, are contributing to positive demand trends as well. This is good. On the other hand, unsold homes - and especially the rising glut of unsold condominiums - now represent a rental alternative (or a "shadow market") for those preferring or needing to rent. Accordingly, a high degree of selectivity is needed. Investors should focus on markets with high growth and/or a low inventory of unsold homes and a thin pipeline of new condominium projects under construction.

     o DISTRIBUTION WAREHOUSE - CAPITALIZE ON TRADE WITH PORT CITIES. Warehouses remain a relatively healthy and steady sector. Although personal consumption expenditures may not experience significant growth, demand continues on a relatively steady (if somewhat moderating) pace. Further, international trade volume is expanding at a steady pace as the weaker U.S. dollar continues to support export growth and U.S. demand remains supportive of import growth. Export driven port cities, high tech centers and regional distribution centers should outperform.

     o RETAIL - FOCUS ON NECESSITY GOODS. We consider the retail sector the most vulnerable to the slowdown in the heretofore consumer-led U.S. economy. Supply has largely kept up with demand, while retail sales growth has decelerated. We believe that the housing slowdown, slower job growth, elevated household debt burdens and energy prices are likely to reduce consumer spending. At this time, we are narrowly focused on necessity retail formats as the most attractive.

As we look at current investments against this view of the respective property sectors, we feel rather comfortable that our portfolio investments are well poised to weather the upcoming storms of 2008.

                         INVESTING THEMES WITHIN THE U.S

Constructing a well-positioned private equity investment portfolio requires converting an understanding of long-term trends to investment themes, and ultimately to individual investment choices. The following themes drive our current selection process when allocating available capital commitments to opportunities in the U.S.:

     o   SELLER   DISTRESS  -  With  the  credit   markets   still   dislocated,
         opportunities are increasing to acquire or recapitalize fundamentally sound properties in all property sectors.

     o DEFENSIVE - With consumer sentiment low and household balanced sheets stressed, we are currently focused on necessity goods and services (e.g., groceries, health care) rather than discretionary items (e.g., fashion goods).

     o CURRENCY REALIGNMENT - Shifts in currencies may result in long-term changes in trade positions and increasing demand for certain properties in certain trade dominated locations.

                                   Madison Harbor Balanced Strategies, Inc. : 14

     o URBANIZATION - Globalization, continued expansion of the service sector and increasing commuting difficulties and costs will benefit urban locations over suburban sprawl.

     o DEMOGRAPHIC SHIFTS - As the baby boomers age, and the echo boomers graduate from college, demand for property types will evolve.

     o SECONDARY AND RECAPITALIZATION TRANSACTIONS - As global institutional investors in private equity real estate rationalize their current portfolio exposure to the U.S., we believe there will be opportunities to provide liquidity to such investors. We further believe that dislocations in the property markets will present opportunities to recapitalize high-quality real estate ventures.

                           A WILD-CARD, CMBS RECOVERY

As commercial real estate will forever be capital intensive, even with modest debt requirements, the CMBS market must recover successfully for the real estate capital markets to function efficiently because there is not enough portfolio lending capacity to absorb the CMBS position.


CMBS accounts for approximately 25% of the outstanding U.S. commercial mortgage market. In recent years, approximately 50% of annual new loan volume was funded via CMBS. However, new issuance has been largely curtailed. Issuance for October 2007 fell to $6.3 billion, down 84% from the record high of $38.5 billion in March 2007.(13) According to Lisa Pendergast of RBS Greenwich Capital, 2007 will likely set a record $245 billion issuance volume and then drop to $100 billion in 2008, the lowest level since 2004.(14) For transaction volumes to be restored, new financing sources in the form of debt or equity will be required. Even with the ample supply of equity, how will U.S. commercial real estate finance itself if securitization fails to pass this test? Stay tuned.


Shoddy loan underwriting is perhaps the most important carryover factor with the residential market. This will be the first time CMBS securitizations are tested and actually stressed since their emergence in scale 15 years ago. While ours is currently a minority view, we believe that there has to be a lot of poorly written CMBS paper which will prove difficult to refinance as bullet loans mature and/or if commercial market fundamentals weaken near-term. Let's hope that the commercial underwriters for securitizations weren't sitting too close to their single family associates, but in all likelihood they probably were.


-------------------------------------
(13) Daniel Pimlott, "Credit Turmoil Threatens to Hit U.S. Commercial Property Bonds," FINANCIAL TIMES, November 13, 2007.
(14) Ibid.



                                   Madison Harbor Balanced Strategies, Inc. : 15

Manager Highlights

We have committed to invest in fourteen Underlying Funds with leading investment managers.

                                                                                                STRATEGY           INVESTMENT TYPE
                                                                                           ----------------------  ---------------
                                                                 TARGET       INVESTOR
                                                                FUND SIZE     MINIMUM(1)   VALUE
                                                               $ MILLIONS)  ($ MILLIONS)   ADDED    OPPORTUNISTIC   EQUITY    DEBT
                                                               -----------  ------------   -----    -------------   ------    ----

FIVE  ARROWS  REALTY  SECURITIES  IV --  Makes  entity  level   $   445        $ 10.0        *             *           *        *
investments  in  operating  company  platforms  that utilize value added  strategies.  The Fund will  provide real estate
operating   companies   with   growth   capital,   financing
expertise  and hands-on  management  experience  in order to increase the value of the underlying company.

GUARDIAN   REALTY  FUND  II  --  Acquires   Class  B  and  B+   $   114        $  5.0        o             *           *        o
commercial  office  buildings  within  the  Washington  D.C.
metropolitan   area.  The  Fund  targets  assets  with  high
potential  for  value  enhancement  through   repositioning,
re-tenanting,  refurbishing  and  intensive  hands-on  asset management.  Target assets are in highly desirable locations and at least 80% leased to high  quality  tenants with below market rents.

KEYSTONE PROPERTY FUND II -- Acquires  underperforming  Class   $   111        $  0.5        *             *           *        o
C/D  properties  at  a  significant   market   discount  and
transforms them through extensive  redevelopment  into Class
B+/A office  buildings.  The  renovations are typically done while  tenants  are  still in  place  in  order to  maintain positive current cash flow.

LEGACY   PARTNERS   REALTY   FUND  I  --  Invests  in  office   $   331        $ 10.0        *             o           *        o
properties   in   western   markets,    primarily   Southern
California,  the San Francisco Bay Area,  Denver and Seattle
seeking to acquire  properties which have suffered from lack of demand due to the  decline in  technology  investment  or which are in need of substantial renovation.  The management team at Legacy is the former  west coast unit of the Lincoln
Property Company.

LEGG MASON REAL  ESTATE  CAPITAL II -- Makes short term loans   $   436        $  2.0        *             o           o        *
to real estate operators that seek significant  improvements to their  properties'  performance  as a result  of  capital
improvements,    re-leasing,    improved    management   and
re-positioning.  This is the fourth  real  estate  debt fund
managed  by  this  team.   This  fund   targets   the  West,
Southwest, Southeast and Mid-Atlantic markets.

PARMENTER  REALTY  FUND  III -- A  Miami  based  real  estate   $   246        $  5.0        *             o           *        o
investment  company with a history of  successful  value add investing  in office  buildings  across  the  southeast  and southwestern  regions  of the U.S.  The  Manager  will  make research  driven  acquisitions  in  the  office  sector  and selective acquisitions in the condo/multifamily sector.

TRANSWESTERN  MEZZANINE  REALTY  PARTNERS II -- Utilizes  the   $   300        $  5.0        *             o           o        *
vast  network of MMA Realty  Capital,  Inc.  (formerly  MONY
Realty  Capital,   Inc.)  and  Transwestern  to  source  and
analyze   subordinated   loans  to   borrowers   who  pursue
stabilized  and value added  investments in real estate on a nationwide basis.

RREEF  AMERICA  REIT III -- An  open-ended  fund  that  makes   $ 1,200        $  1.0        *             o           *        o
equity  investments  in value  added  real  estate  ventures
nationwide.    The   Fund's   activities    include   direct
acquisitions,       physical      improvements,       market
re-positionings,    active    management    and   sales   of
well-located  apartment,   industrial,   retail  and  office
properties  in major  metropolitan  markets.  The Fund  also invests in new speculative development projects.


                                   Madison Harbor Balanced Strategies, Inc. : 16


                                                                                                STRATEGY           INVESTMENT TYPE
                                                                                           ----------------------  ---------------
                                                                 TARGET       INVESTOR
                                                                FUND SIZE     MINIMUM(1)   VALUE
                                                               $ MILLIONS)  ($ MILLIONS)   ADDED    OPPORTUNISTIC   EQUITY    DEBT
                                                               -----------  ------------   -----    -------------   ------    ----


BARROW STREET REAL ESTATE INVESTMENT  FUND III -- Focuses on    $   372        $ 10.0        o             *           *        o
middle-market  ($5 to $25  million  of equity  or  mezzanine debt)  opportunities that typically are too small for larger opportunity  funds  and yet too  big  for  local  operators.
Barrow  Street  pursues  strategies  that  include:   unique
commercial  and   residential   development   opportunities;
redevelopment   and   distressed    investments;    cyclical
repositioning and leasing of existing commercial properties.

LEGACY PARTNERS REALTY  FUND II -- This is the  second  in a    $   457        $  5.0        *             *           *        o
series of office  property  funds  sponsored by Legacy.  The strategy for Fund II is  equivalent  to Fund I, as described above.

URBAN AMERICAN REAL ESTATE FUND II -- Urban American focuses    $   300        $  5.0        *             o           *        o
on  workforce  housing  in  urban  neighborhoods   primarily
across the New York City  metropolitan  area. Their strategy is  built  upon  the  direct  relationship  between  capital
expenditures  and  permissible   rental  increases  in  rent
regulated  apartments,  where  increases  in  rents  can  be
achieved   through   investment  in  unit  and  common  area
upgrades.  Urban  American is able to identify  single asset and  portfolio  investments  by  understanding  the required capital  improvement  and  maintenance for each property and by leveraging  its strong  reputation  in local  communities for improving the quality of available housing.

EXETER INDUSTRIAL VALUE FUND -- A value-add fund focusing on    $   300        $  5.0        *             o           *        o
industrial and flex  properties in the Eastern U.S. The Fund will  implement a  lease-up,  development  or  redevelopment
strategy  in  alternative   markets  to  overheated  primary
markets,  such  as the  Northeast  I-81  corridor  over  the congested I-95 corridor;  affordable  Southeast  (Nashville,
Memphis,   Louisville,   Tampa  and  Orlando)   market  over
Chicago,  Indianapolis,  Dallas,  Atlanta or Miami;  and the
growing   eastern   port   markets   (Charleston,   Norfolk,
Jacksonville  and  Savannah)  benefiting  from the overspill from the west coast ports.


HARRISON  STREET REAL ESTATE  PARTNERS I -- An opportunistic    $   209        $  5.0        *             *           *        o
allocator   fund  investing  in  student   housing,   senior
housing,   medical  office   buildings,   self-storage   and
parking.  The Fund will create exclusive joint ventures with
local  operating   partners,   streamlining  deal  flow  and
providing  flexible  capital and capital  market  expertise.
Harrison  Street  has a team with  experience  investing  in these  niche  sectors as well as the  ability to  thoroughly screen  best-in-class  partners,  structure  exclusive joint venture  partnerships  and provide capital market  expertise to the partners.


THOR URBAN PROPERTY FUND - A value-added  and  opportunistic    $  675         $  5.0        *             *           *        o
operator  fund focused on investing in retail and  mixed-use assets in urban  inner city  markets  throughout  the United
States   including   Chicago,    Philadelphia,    Baltimore,
Washington  D.C.,  Los  Angeles,   Houston,  Atlanta,  South
Florida and Puerto Rico,  with an emphasis in New York City.
Thor   possesses  a  unique   combination   of   significant
experience  in urban retail  markets as both an investor and operator,  and as a retailer.  Thor's investment strategy is built  upon the  combination  of the inner  city  supply and demand imbalance,  compelling demographic growth trends, and
Thor's   knowledge  of  the  intricacies  the  urban  retail
environment.  Thor will acquire existing assets to implement
rehabilitation    and    repositioning    strategies,    and
development   and   redevelopment   retail   and   mixed-use
properties in urban locations.

-------------------------
(1) The managers of the Underlying Funds, at their discretion, generally may waive minimum requirements and accept lesser amounts.


                                   Madison Harbor Balanced Strategies, Inc. : 17

Consolidated Financial Statements
 (unaudited)

 September 30, 2007



 TABLE OF CONTENTS                                                         Page
 Consolidated Statement of Assets and Liabilities..........................  18
 Consolidated Schedule of Investments .....................................  19
 Consolidated Statement of Operations .....................................  20
 Consolidated Statement of Changes in Net Assets ..........................  20
 Consolidated Statement of Cash Flows .....................................  21
 Consolidated Financial Highlights ........................................  21
 Notes to Consolidated Financial Statements ...............................  22






Consolidated Statement of
Assets and Liabilities
(unaudited)

September 30, 2007


ASSETS
Cash and cash equivalents (note 6).............................   $    401,359
Investments at fair value (cost $40,587,212) (notes 4 and 6) ..     41,808,485
Accrued interest receivable....................................         67,951
Due from Adviser (note 2)......................................         69,750
Due from Underlying Funds......................................         27,063
Prepaid expenses and other assets .............................          4,929
                                                                  ------------

      Total Assets                                                  42,379,537
                                                                  ------------

LIABILITIES
Accrued expenses and other liabilities.........................        190,426
                                                                  ------------

      Total Liabilities .......................................        190,426
                                                                  ------------

Net Assets ....................................................   $ 42,189,111
                                                                  ============

Components of net assets (note 3):
      Paid-in-capital, par value $0.0001 ......................   $ 41,205,000
      Distributions in excess of net investment income ........       (227,312)
      Accumulated net realized loss on investments ............         (9,850)
      Accumulated net unrealized appreciation on investments ..      1,221,273
                                                                  ------------

NET ASSETS ....................................................   $ 42,189,111
                                                                  ============

NET ASSET VALUE PER SHARE (41,205 shares outstanding) .........   $   1,023.88
                                                                  ============


See accompanying notes to unaudited consolidated financial statements.


                                   Madison Harbor Balanced Strategies, Inc. : 18

Consolidated Schedule of Investments
(unaudited)

September 30, 2007

                                                                      PRINCIPAL
                                                                       AMOUNT/          UNFUNDED                         % OF NET
DESCRIPTION                                                           COMMITMENT       COMMITMENT        FAIR VALUE       ASSETS
====================================================================================================================================

PRIVATE EQUITY REAL ESTATE FUNDS ("UNDERLYING FUNDS"), (40.81%)(1)
  Harrison Street Real Estate Partners Fund I, LP                    $ 5,000,000      $ 1,838,846       $ 3,187,258        7.55%
  Legacy Partners Realty Fund II, LLC                                  2,800,000          610,733         2,460,897        5.84%
  Legacy Partners Realty Fund I, LLC                                   2,000,000          186,096         2,298,459        5.45%
  RREEF America REIT III, Inc.                                         1,500,000                -         1,574,404        3.73%
  Keystone Property Fund II, LP                                        2,500,000          675,000         1,512,479        3.59%
  Five Arrows Realty Securities IV, LP                                 2,000,000          958,023         1,082,563        2.57%
  Transwestern Mezzanine Realty Partners II, LLC                       1,478,000          313,013         1,077,310        2.55%
  Barrow Street Real Estate Investment Fund III, LP                    4,000,000        2,800,000         1,029,565        2.44%
  Parmenter Realty Fund III, LP                                        2,500,000        1,437,926           961,967        2.28%
  Guardian Realty Fund II, LLC                                         1,500,000          868,615           684,957        1.62%
  Urban American Real Estate Fund II, LP                               5,000,000        4,285,715           661,384        1.57%
  Legg Mason Real Estate Capital II, Inc.                              1,500,000          975,000           532,420        1.26%
  Exeter Industrial Value Fund, LP                                     5,000,000        5,000,000                --        0.00%
  Thor Urban Property Fund II, LP                                      5,000,000        5,000,000                --        0.00%
                                                                     -----------      -----------       -----------       ------
    Total Private Equity Real Estate Funds (cost $15,868,817)         41,778,000       24,948,967        17,063,663       40.45%
                                                                     -----------      -----------       -----------       ------

FIXED INCOME SECURITIES, (59.19%)
  FHLB Discount Notes, Maturing 10/3/07 through 10/26/07               8,825,000               --         8,814,371       20.89%
  FNMA Guaranteed REMIC Trust Pass Thru Certificates:
    Series 2002-83, Class LD, Dated 11/01/02, 5.5%, Due 12/25/27       1,449,274               --         1,449,201        3.43%
    Series 2003-17, Class QR, Dated 02/01/03, 4.5%, Due 11/25/25         614,666               --           612,294        1.45%
    Series 2002-70, Class QE, Dated 10/01/02, 5.5%, Due 02/25/28         593,912               --           593,591        1.41%
    Series 2005-67, Class AB, Dated 07/01/05, 4.5%, Due 07/25/22         546,858               --           544,353        1.29%
    Series 2005-25, Class PA, Dated 03/01/05, 5.0%, Due 08/25/19         223,596               --           223,162        0.53%
    Series 2003-16, Class CA, Dated 02/01/03, 4.5%, Due 11/25/12           5,155               --             5,142        0.01%
  FHLMC Guaranteed Multiclass Mortgage Participating Certificates:
    Series 3228, Class PA, Dated 10/01/06, 5.5%, Due 03/15/22          5,960,933               --         5,985,968       14.19%
    Series 2844, Class PQ, Dated 08/01/04, 5.0%, Due 05/15/23          3,000,000               --         3,001,800        7.11%
    Series 2755, Class LB, Dated 02/01/04, 4.0%, Due 09/15/23          1,664,464               --         1,654,144        3.92%
    Series 2497, Class QL, Dated 09/01/02, 5.0%, Due 01/15/16            745,998               --           745,879        1.77%
    Series 2958, Class KA, Dated 04/01/05, 5.0%, Due 01/15/22            459,555               --           459,229        1.09%
    Series 3044, Class QK, Dated 10/01/05, 5.5%, Due 07/15/18            374,151               --           374,334        0.89%
    Series 2911, Class BA, Dated 01/01/05, 5.0%, Due 09/15/18            281,526               --           281,354        0.67%
                                                                     -----------                        -----------       ------
  Total fixed income securities (cost $24,718,395)                    24,745,088                         24,744,822       58.65%
                                                                     -----------                        -----------       ------
TOTAL INVESTMENTS AT FAIR VALUE (COST $40,587,212)                                                      $41,808,485       99.10%
                                                                                                        ===========       ======

(1) Investment in Underlying Funds are Illiquid, exempt from registration under the Securities Act of 1933 and may only be sold accordingly.

See accompanying notes to unaudited consolidated financial statements.


                                   Madison Harbor Balanced Strategies, Inc. : 19

Consolidated Statement of Operations
(unaudited)

For the six-month period ended September 30, 2007

INVESTMENT INCOME
Interest.....................................................................................    $ 660,913
Underlying Funds.............................................................................      112,168
                                                                                                 ---------
       Total investment income...............................................................      773,081
                                                                                                 ---------

EXPENSES
Management fees (note 5).....................................................................      266,846
Professional fees ...........................................................................      178,994
Administration fees (note 7) ................................................................       89,000
Board of Directors' fees ....................................................................       25,000
Investment related expenses .................................................................       33,120
Printing expenses ...........................................................................        5,621
Insurance expenses ..........................................................................        9,832
Other expenses ..............................................................................       26,696
                                                                                                 ---------
         Total operating expenses before reimbursement from Adviser .........................      635,109
Reimbursement from Adviser (note 2)..........................................................      (98,000)
                                                                                                 ---------
         Net operating expenses .............................................................      537,109
                                                                                                 ---------
NET INVESTMENT INCOME .......................................................................      235,972

NET REALIZED GAIN ON INVESTMENTS.............................................................      141,871
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON INVESTMENTS ...........................      451,127
                                                                                                 ---------
NET IN INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......................................    $ 828,970
                                                                                                 =========

Consolidated Statement of
Changes in Net Assets

 For the six-month period ended September 30, 2007 and the                  SIX-MONTH            YEAR
 Year Ended March 31, 2007                                                 PERIOD ENDED          ENDED
                                                                        SEPTEMBER 30, 2007  MARCH 31, 2007
                                                                        ------------------  --------------
 INCREASE IN NET ASSETS RESULTING FROM OPERATIONS:                         (unaudited)
    Net investment income .............................................    $   235,972        $   535,876
    Net realized gain (loss) on investments ...........................        141,871            (32,469)
    Net change in unrealized appreciation/depreciation on investments          451,127          1,053,762
                                                                           -----------        -----------
       NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...........        828,970          1,557,169
                                                                           -----------        -----------
 CAPITAL SHARE TRANSACTIONS (NOTES 3 AND 8):
    Capital contributions .............................................             --         20,989,000
    Distributions to shareholders from net investment income...........       (235,972)          (535,876)
    Distributions to shareholders from realized gains..................       (114,271)                --
    Return of capital distributions to shareholders....................             --           (281,499)
                                                                           -----------        -----------
    NET (DECREASE) INCREASE IN NET ASSETS RESULTING FROM CAPITAL
        SHARE TRANSACTIONS                                                    (350,243)        20,171,625
                                                                           -----------        -----------
       NET INCREASE IN NET ASSETS .....................................        478,727         21,728,794
 Net Assets, beginning of period ......................................     41,710,384         19,981,590
                                                                           -----------        -----------
 NET ASSETS, END OF PERIOD ............................................    $42,189,111        $41,710,384
                                                                           ===========        ===========

See accompanying notes to unaudited consolidated financial statements.



                                   Madison Harbor Balanced Strategies, Inc. : 20

Consolidated Statement of Cash Flows
(unaudited)

For the six-month period ended September 30, 2007

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net increase in net assets resulting from operations......................................  $   828,970
                                                                                               -----------
   Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
       Net realized gain on investments......................................................     (141,871)
       Net change in unrealized appreciation/depreciation on investments.....................     (451,125)
       Increase/decrease in operating assets and liabilities:
          Purchases of investments owned.....................................................  (15,994,763)
          Proceeds from disposition of investments owned.....................................   16,278,358
          Due from Adviser, net..............................................................      (63,989)
          Due from Underlying Funds..........................................................      (19,672)
          Accrued interest receivable........................................................       31,280
          Prepaid expenses and other assets..................................................        9,832
          Accrued expenses and other liabilities.............................................     (111,448)
                                                                                               -----------
          Net cash provided by operating activities..........................................      365,572
                                                                                               -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Distributions paid to shareholders........................................................     (350,243)
                                                                                               -----------
          Net cash used by financing activities..............................................     (350,243)
                                                                                               -----------
   Net increase in cash and cash equivalents.................................................       15,329
CASH AND CASH EQUIVALENTS AT:
   Beginning of period.......................................................................      386,030
                                                                                               -----------
   END OF PERIOD.............................................................................  $   401,359
                                                                                               ===========

Consolidated Financial Highlights

For the six month period ended September 30, 2007, the years ended March 31, 2007 and 2006 and the period from January 28, 2005 (commencement of operations) to March 31, 2005

                                                             SIX-MONTH
                                                               PERIOD
                                                               ENDED
                                                         SEPTEMBER 30, 2007    YEAR ENDED       YEAR ENDED       PERIOD ENDED
                                                            (UNAUDITED)      MARCH 31, 2007   MARCH 31, 2006    MARCH 31, 2005
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
   THE PERIOD)(1):
   Net asset value, beginning of period .................   $  1,012.27        $    988.40       $  1,003.05      $  1,000.00
                                                            -----------        -----------       -----------      -----------
   Net investment income ................................          5.72              17.34             13.40             3.05
   Net realized gain on investments .....................          3.44              (1.05)            (0.33)              --
   Net change in unrealized appreciation/depreciation
      on investments ....................................         10.95              36.10            (14.17)              --
                                                            -----------        -----------       -----------      -----------
      Total from operations .............................         20.11              52.39             (1.10)            3.05
                                                            -----------        -----------       -----------      -----------

   Distributions to shareholders from net investment
      income ............................................         (5.73)            (18.70)           (13.55)              --
   Distributions to shareholders from realized gains ....         (2.77)                --                --               --
   Return of capital distributions to shareholders ......            --              (9.82)               --               --
                                                            -----------        -----------       -----------      -----------
          Total distributions to shareholders ...........         (8.50)            (28.52)           (13.55)              --
                                                            -----------        -----------       -----------      -----------

   NET ASSET VALUE, END OF PERIOD .......................   $  1,023.88        $  1,012.27       $    988.40      $  1,003.05
                                                            ===========        ===========       ===========      ===========
Total return(2) .........................................         2.00%              5.36%           (0.11)%            0.31%
                                                            ===========        ===========       ===========      ===========
Net assets, end of period ...............................   $42,189,111        $41,710,384       $19,981,590      $10,201,057
                                                            ===========        ===========       ===========      ===========
     RATIOS TO AVERAGE NET ASSETS(3):
      Expenses, including expense reimbursement .........         2.57%              2.46%             2.54%            0.17%
      Expenses, excluding expense reimbursement .........         3.04%              2.88%             4.39%            1.23%
      Net investment income .............................         1.13%              1.74%             1.35%            0.31%
      Portfolio turnover rate ...........................        38.59%             25.92%            27.59%            0.00%

----------------------------------------
(1) Per share calculations are based on average shares outstanding during the period.
(2) Total return for partial years not annualized. Past performance is not a guarantee of future results.
(3) Ratios do not include expenses of Underlying Fund investments. Ratios for partial years are annualized.


                                   Madison Harbor Balanced Strategies, Inc. : 21

Notes to Consolidated Financial Statements

(unaudited)

September 30, 2007


(1)   ORGANIZATION
Madison Harbor Balanced Strategies, Inc. (the "Fund"), is a Maryland corporation formed on December 16, 2003 under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified, management investment company. The Fund commenced operations on January 28, 2005 and held its final closing on December 31, 2006 (the "Final Closing"). The Fund has elected to be treated as a real estate investment trust ("REIT") for federal income tax purposes. Pursuant to the Investment Advisory Agreement, Madison Harbor Capital Management, LLC, a Delaware limited liability company, serves as the adviser of the Fund (the "Adviser"). The Adviser is responsible for the day-to-day management and operation of the Fund. The Board of Directors (the "Board") has overall responsibility for the management and supervision of the Fund. The investment objective of the Fund is to seek long-term capital appreciation as well as current return and to mitigate risk through diversification by investment in professionally managed real estate private equity funds (the "Underlying Funds"). The Fund's investment period extends to one year from the Final Closing and the duration of the Fund is anticipated to be ten years from the Final Closing.

On April 19, 2006, the Fund formed a wholly-owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. ("MHBS-TRS"). Unlike the income earned from other investments in which the Fund owns an interest, income earned by the investments of a taxable REIT subsidiary is not attributable to the Fund for the purposes of certain REIT qualification tests, and this income does not maintain its character when distributed from the taxable REIT subsidiary to the Fund as a dividend. As a result, income that might not be qualifying income for purposes of the income tests applicable to REITs could be earned by a taxable REIT subsidiary without affecting the REIT status of its Fund. The Fund may employ one or more taxable REIT subsidiaries through which to invest in Underlying Funds or other assets, the ownership of which might adversely affect the Fund's qualification under the REIT rules if such assets were held directly. As of September 30, 2007, the Fund's investment in Barrow Street Real Estate Investment Fund III and a portion of its investment in Harrison Street Real Estate Partners I, LP was made through MHBS-TRS.

--------------------------------------------------------------------------------
(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      (A) BASIS  OF  PRESENTATION
          The accompanying consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

      (B) USE OF ESTIMATES
          The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires the Adviser to make estimates and assumptions that affect the reported amounts in the financial statements. The Adviser believes that the estimates utilized in preparing the Fund's financial statements are reasonable and prudent, however, actual results could differ from these estimates.

                                   Madison Harbor Balanced Strategies, Inc. : 22

Notes to Consolidated Financial Statements

(unaudited)

September 30, 2007


      (C) PRINCIPLES OF CONSOLIDATION
          The accompanying consolidated financial statements include the accounts of Madison Harbor Balanced Strategies, Inc. and its wholly owned subsidiary, Madison Harbor Balanced Strategies Taxable REIT Subsidiary, Inc. ("MHBS-TRS"). The Fund and MHBS-TRS engage in the same investment activities except for investments in certain Underlying Funds and other assets, the ownership of which might adversely affect the Fund's qualification under the REIT rules if such assets were held directly by the Fund. MHBS-TRS is 100% owned and controlled by the Fund. The Fund believes that the relationship between itself and MHBS-TRS, as described above, is such that MHBS-TRS is providing services to the Fund and consolidation is therefore appropriate. All significant intercompany balances and transactions have been eliminated in consolidation.

      (D) VALUATION
          The Fund values assets for which market prices are readily available at fair value. For all other securities and assets, including investments in Underlying Funds, fair value is determined in good faith by the Board based upon relevant available information including valuations provided by the boards or managers of the Underlying Funds and other reports or information deemed reliable by the Adviser regarding the Underlying Funds themselves or the markets in which they operate. The Fund's net asset value per share is determined by the Board at the end of each calendar quarter. Because of the inherent uncertainty of valuations, the fair values as determined by the Board may differ significantly from the values that would have been used had a ready market for those investments existed, and the differences could be material.

      (E) INCOME AND EXPENSE RECOGNITION
          Dividend and interest income is recognized on the accrual basis. Income from Underlying Funds is recognized as declared and distributed by the Underlying Funds. Investment transactions are accounted for on a trade date basis.

          The Fund shall be responsible for and shall pay all fees and expenses incurred. Such expenses include, but are not limited to, the Adviser's management fee, fees paid to the Fund's administrator and custodian, legal fees, accounting fees and audit expenses, the fees and expenses of directors, directors and officers insurance, travel expenses incurred on the Fund's behalf, and organizational and offering costs of the Fund.

          In the event that expenses of the Fund in any particular fiscal year of operations, excluding the Adviser's management fees, offering costs, taxes and extraordinary items, exceed 1.00% of the Fund's net asset value as determined at the end of the fiscal year, the Adviser will reimburse the Fund for any such expenses incurred above 1.00% of the Fund's net asset value. The total expenses of the Fund, excluding management fees, offering costs, taxes and extraordinary items, for the six-month period ended September 30, 2007 amounted to $635,107 and the reimbursement for such period amounted to $98,000. Of such amount, $69,750 is included in Due from Adviser in the accompanying consolidated statement of assets and liabilities, which was paid to the Fund during October 2007.

                                   Madison Harbor Balanced Strategies, Inc. : 23

Notes to Consolidated Financial Statements

(unaudited)

September 30, 2007


      (F) INCOME TAXES
          The Fund has elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"), commencing with the taxable year ended December 31, 2005. To qualify as a REIT, the Fund must meet a number of organizational and operational requirements, including a requirement that it currently distribute at least 90% of its adjusted taxable income to its shareholders. The Fund believes that it has been organized and has operated in a manner that will allow it to qualify for taxation as a REIT under the Code commencing with the taxable year ended December 31, 2005 and as of September 30, 2007, and it is management's intention to adhere to these requirements and maintain the Fund's REIT status.

          As a REIT, the Fund will generally not be subject to corporate level federal income tax on taxable income it currently distributes to its shareholders. If the Fund fails to qualify as a REIT in any taxable year, it will be subject to federal income taxes at regular corporate rates (including any applicable alternative minimum tax) and may not be able to qualify as a REIT for the subsequent four taxable years. Even if the Fund qualifies for taxation as a REIT, the Fund may be subject to certain state and local income and excise taxes on its income and property, and to federal income and excise taxes on its undistributed income.

          For the tax year ended December 31, 2006, MHBS-TRS incurred a net operating loss ("NOL") for federal income tax purposes of approximately $226,000 which is available for carryforward through 2027. The difference between the tax loss and the calendar year 2006 GAAP-basis loss of MHBS-TRS of approximately $145,000 mainly relates to unrealized losses recognized for financial statement purposes. For the tax year ended December 31, 2006, MHBS-TRS has recorded a full valuation allowance against the deferred tax asset relating to the NOL as it does not believe it is probable that it will realize the benefit from the carry forward of NOL.

      (G) DISTRIBUTIONS TO SHAREHOLDERS
          Distributions to shareholders are recorded on the declaration date.

      (H) CASH AND CASH EQUIVALENTS
          The Company considers cash in banks, obligations of the U. S. Government, commercial paper and deposits with financial institutions with maturities of three months or less and that can be liquidated without prior notice or penalty, to be cash and equivalents.

      (I) RECENT ACCOUNTING PRONOUNCEMENTS
          In June 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48, ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES ("FIN No. 48"). FIN No. 48 prescribes guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in financial statements. FIN No. 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions deemed to meet the "more likely than not" threshold would be recorded as a tax benefit or expense in the current year. On December 22, 2006, the Securities and Exchange Commission delayed the effective date

                                   Madison Harbor Balanced Strategies, Inc. : 24

Notes to Consolidated Financial Statements

(unaudited)

September 30, 2007


          of adoption of FIN No. 48 for entities such as the Fund, with fiscal year ending March 31, 2007, to September 28, 2007. Upon adoption, FIN No. 48 is to be applied to all open tax years as of the effective date. The Adviser is currently evaluating the impact that FIN No. 48 may have on future financial statements of the Fund.

          In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157, FAIR VALUE MEASUREMENTS ("SFAS No. 157"). SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants in the market in which the reporting entity transacts. SFAS No. 157 applies whenever the other standards require assets or liabilities to be measured at fair value and does not expand the use of fair value in any new circumstances. SFAS No. 157 establishes a hierarchy that prioritizes the information used in developing fair value estimates. The hierarchy gives the highest priority to quoted prices in active markets and the lowest priority to unobservable data, such as the reporting entity's own data. SFAS No. 157 requires fair value measurements to be disclosed by the level within the fair value hierarchy. SFAS No. 157 is effective for fiscal years beginning after November 15, 2007. The Adviser is currently evaluating the impact that SFAS No. 157 may have on future financial statements of the Fund.

          In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, CONSIDERING THE EFFECTS OF PRIOR YEAR MISSTATEMENTS WHEN QUANTIFYING MISSTATEMENTS IN CURRENT YEAR FINANCIAL STATEMENTS ("SAB No. 108"). SAB No. 108 provides guidance on how prior year misstatements should be taken into consideration when quantifying misstatements in current year financial statements for purposes of determining whether the current year's financial statements are materially misstated. SAB No. 108 is effective for fiscal years ending after November 15, 2006. The adoption of the provisions of SAB 108 did not have any impact on the Fund's consolidated financial position, results of operations or cash flows.

--------------------------------------------------------------------------------
      (3) CAPITAL SHARE  TRANSACTIONS

          As of September 30, 2007, 300,000 shares of $0.0001 par value common stock were authorized.

                   SIX-MONTH PERIOD ENDED                YEAR ENDED
                    SEPTEMBER 30, 2007                 MARCH 31, 2007
                    ------------------                 --------------
                SHARES              AMOUNT        SHARES          AMOUNT
                ------              ------        ------          ------
   Shares sold    --                $  --         20,989        $20,989,000

Shares of the Fund's common stock have been sold at a price of $1,000 per share. The Fund's shares are not traded on any securities exchange, are not expected to trade on any other market, and are subject to restrictions on transferability and resale. Shareholders do not have the right to require the Fund to repurchase or redeem their shares. The Fund may, from time to time after the one-year anniversary of the Fund's final closing, offer to repurchase Fund shares annually, on terms established by the Board. Such repurchases, if any, will be subject to available liquidity and other restrictions, be consummated at a discount to then net asset value, and will at no time exceed more than 5% of the Fund's outstanding shares. See Note 9, Subsequent Events. The Adviser may pay, from its own resources, compensation to certain distributors of the Fund's shares in connection with the servicing of investors. This amount is currently anticipated to range between 0.325% and 0.650% of net asset value annually. As of September 30, 2007, affiliates of the Adviser owned approximately 0.1% of the shares of the Fund.

                                   Madison Harbor Balanced Strategies, Inc. : 25

Notes to Consolidated Financial Statements

(unaudited)

September 30, 2007


--------------------------------------------------------------------------------
(4) INVESTMENTS

As of March 31, 2007, the Fund had committed an aggregate of $41,778,000 to 14 Underlying Funds. Redemptions are not permitted and liquidity is available only to the extent of distributable, realized events. As of September 30, 2007, the unfunded commitment to Underlying Funds amounted to approximately $24.9 million.

Cost of purchases and distributions received from Underlying Funds, for the six-month period ended September 30, 2007, amounted to $7,202,084 and $703,352, respectively. Distributions received included recallable return of capital amounting to $49,339 and a non-recallable return of capital amounting to $657,013. The cost of purchases and the proceeds from sales and repayments of fixed-income securities amounted to $8,792,679 and $15,572,006, respectively, for the six-month period ended September 30, 2007. At September 30, 2007, the cost of the investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. At September 30, 2007, net unrealized appreciation on investments amounted to $1,221,273, which consisted of gross unrealized appreciation of $1,651,312 and gross unrealized depreciation of $430,039.

--------------------------------------------------------------------------------
(5) INVESTMENT ADVISORY FEES

Pursuant to the Investment Advisory Agreement, the Adviser is entitled to receive, on a quarterly basis, in advance, an annualized management fee at a rate equal to 2.00% of the net asset value of the Fund comprised of Underlying Fund investments and 1.00% of the net asset value of the Fund comprised of proceeds of offerings and distributions that have not been invested in Underlying Funds (the "Managed Account").

For the six-month period ended September 30, 2007, the Adviser earned a management fee of $266,846.

--------------------------------------------------------------------------------
(6) ENGAGEMENT OF SUB-ADVISER

The Adviser has engaged a sub-adviser, Conning Asset Management Company (the "Sub-Adviser"), to manage the assets of the Fund that have not yet been invested in Underlying Funds. The Adviser will compensate the Sub-Adviser directly for its services and will not be entitled to reimbursement from the Fund.

As of September 30, 2007, the value of assets managed by the Sub-Adviser amounted to $24,761,509, excluding accrued interest. Of such amounts, $16,684 is included in cash and cash equivalents and $24,744,825 is included in investments at fair value in the accompanying consolidated statement of assets and liabilities.

--------------------------------------------------------------------------------
(7) ADMINISTRATION AGREEMENT

SEI Investments Global Funds Services (the "Administrator") provides certain administration, accounting and investor services for the Fund. In consideration for such services, the Fund pays the Administrator a monthly fee based on month-end net assets at an annual rate of up to 0.10%, subject to certain fee minimums, and will reimburse the Administrator for certain out-of-pocket expenses. For the six-month period ended September 30, 2007, the Fund incurred Administration fees amounting to $89,000.

                                   Madison Harbor Balanced Strategies, Inc. : 26

Notes to Consolidated Financial Statements

(unaudited)

September 30, 2007


--------------------------------------------------------------------------------
(8) DISTRIBUTIONS TO SHAREHOLDERS

The following distributions were declared by the Fund during the six-month period ended September 30, 2007:

         DECLARATION DATE         PAY DATE        RATE PER SHARE       TOTAL
         ----------------------------------------------------------------------
         April 30, 2007     May 18, 2007               $5.00         $206,025
         July 30, 2007      September 28, 2007          3.50          144,218
                                                       -----         --------
                                                       $8.50         $350,243
                                                       =====         ========

Dividends from net investment income and distributions from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under U.S. generally accepted accounting principles ("GAAP"). The primary reasons for differences between the Fund's tax-basis versus GAAP-basis net investment income for the Fund's tax year ended December 31, 2006 and the period ended September 30, 2007 were: (1) certain GAAP-basis amounts recognizable for tax purposes in different tax years; and (2) certain GAAP-basis offering cost expenses not recognizable for tax purposes. These differences are temporary in nature.

Distributions paid to shareholders during the six-month period ended September 30, 2007 will be classified as ordinary income for federal income tax reporting purposes.

As of September 30, 2007, the tax-basis components of distributable earnings were as follows:

         Accumulated net investment income       $  49,803
         Accumulated short term capital gain        14,160
         Accumulated long term capital gain         88,771
                                                 ---------
                  Total                          $ 152,734
                                                 =========

--------------------------------------------------------------------------------
(9) SUBSEQUENT EVENTS

In accordance with the requirements of the 1940 Act, the Board, including a majority of the directors who are not "interested persons" of the Fund, as such term is defined under the 1940 Act, re-approved the Fund's Investment Advisory and Sub-Advisory Agreements on October 29, 2007.

On November 2, 2007, the Fund offered to purchase from shareholders 2,060 of its issued and outstanding shares of common stock, par value $0.0001 per share (the "Shares"), to fulfill an undertaking made in connection with the initial offering of the Shares (the "Offer"). The Offer was for cash at a price of $921.49 per Share, which was equal to the net asset value ("NAV") per Share determined as of September 30, 2007, discounted by 10% (the "Purchase Price"). The Offer will expire on November 30, 2007.


                                   Madison Harbor Balanced Strategies, Inc. : 27

Targeted Diversification

We strive to allocate the Fund's capital so as to achieve broad investment diversification within real estate as an important way of mitigating risk and achieving the Fund's targeted investment returns(1). You may have noticed that during the Fund's construction period, the expected allocations change each quarter as we continue to commit to invest with additional managers who specialize in certain property types (e.g., office) or regions (e.g., west).

As depicted in the pie charts below, we have largely completed the Fund's portfolio construction in a manner that we believe provides exposure to all of real estate's major asset classes as well as selected, attractive niche strategies. The chart on the following page highlights the primary strategies being implemented by each of the fourteen Underlying Funds.

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

GEOGRAPHY
East      48%
South     19%
Mexico     1%
Midwest    8%
West      23%
Canada     1%

MANAGER
Keystone            6.0%
Exeter             12.0%
Legacy I            4.8%
Guardian            3.6%
Five Arrows         4.8%
Urban American     12.0%
Legg Mason          3.5%
Harrison Street    12.0%
Legacy II           6.7%
Transwestern        3.5%
Thor               12.0%
Parmenter           6.0%
Barrow Street       9.5%
RREEF               3.6%

PROPERTY TYPE
Hotel                 3%
Industrial           13%
Self Storage          3%
Specialty             7%
Senior Housing        4%
Retail               17%
R&D                   3%
Multifamily          16%
Land                  1%
Office               30%
Student Housing       3%


1 There can be no assurance that the Fund will achieve its targeted investment returns or its targeted diversification.


                                   Madison Harbor Balanced Strategies, Inc. : 28

PRIMARY STRATEGIES IMPLEMENTED WITH PROPERTIES HELD AS OF NOVEMBER 2007

                          | Barrow |   Five    | Guardian | Keystone |          |           |   Legg   | Parmenter
                          |  III   | Arrows II |    II    |    II    | Legacy I | Legacy II | Mason II |    III
===================================================================================================================
INVESTMENT STRATEGY
===================================================================================================================
CORE PLUS                                            X
-------------------------------------------------------------------------------------------------------------------
VALUE-ADD                     X          X           X          X         X           X                       X
-------------------------------------------------------------------------------------------------------------------
OPPORTUNISTIC                 X                                 X
-------------------------------------------------------------------------------------------------------------------
MEZZANINE                                                                                         X
===================================================================================================================
FOOTPRINT
===================================================================================================================
REGIONAL                                             X          X         X           X                       X
-------------------------------------------------------------------------------------------------------------------
NATIONAL                      X          X                                                        X
===================================================================================================================
EXISTING PROPERTY TYPES
===================================================================================================================
OFFICE                                   X           X          X         X           X           X           X
-------------------------------------------------------------------------------------------------------------------
RETAIL                                   X
-------------------------------------------------------------------------------------------------------------------
MULTI-FAMILY                  X                                                                   X
-------------------------------------------------------------------------------------------------------------------
INDUSTRIAL                               X                      X                     X           X
-------------------------------------------------------------------------------------------------------------------
HOTEL/RESORT                  X          X                                                        X
-------------------------------------------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT                                                    X           X
-------------------------------------------------------------------------------------------------------------------
LAND
-------------------------------------------------------------------------------------------------------------------
SPECIALITY                               X                                                        X
===================================================================================================================
CONTRIBUTION TO VALUE
===================================================================================================================
OPERATOR/ACTIVE MANAGEMENT                           X          X         X           X                       X
-------------------------------------------------------------------------------------------------------------------
ALLOCATOR OF CAPITAL          X          X                                                        X
-------------------------------------------------------------------------------------------------------------------
AGGRESSIVE LEASING                                   X          X         X           X                       X
-------------------------------------------------------------------------------------------------------------------
MINOR COSMETIC UPGRADES                              X          X         X           X                       X
-------------------------------------------------------------------------------------------------------------------
REDEVELOPMENT                 X                                 X         X           X                       X
-------------------------------------------------------------------------------------------------------------------
DEVELOPMENT                   X                                                       X
-------------------------------------------------------------------------------------------------------------------
OPERATING COMPANY INVESTING              X
===================================================================================================================
EXTERNAL OPPORTUNITY DRIVERS
===================================================================================================================
INDUSTRY CONSOLIDATION                               X                    X           X
-------------------------------------------------------------------------------------------------------------------
MARKET TIMING                                                             X           X                       X
-------------------------------------------------------------------------------------------------------------------
REPLACEMENT COSTS             X                      X          X         X           X                       X
-------------------------------------------------------------------------------------------------------------------
INADEQUATE CAPITALIZATION     X          X                                                        X
-------------------------------------------------------------------------------------------------------------------
ASSET LEVEL DISTRESS          X                                 X         X           X                       X
-------------------------------------------------------------------------------------------------------------------
MARKET LEVEL DISTRESS                                                     X           X
-------------------------------------------------------------------------------------------------------------------


                          |       | Transwestern |    Urban    |   Exeter   | Harrison |    Thor
                          | RREEF |      II      | American II | Industrial |  Street  | Equities II
=====================================================================================================
INVESTMENT STRATEGY
=====================================================================================================
CORE PLUS
----------------------------------------------------------------------------------------------------
VALUE-ADD                      X                        X              X                      X
----------------------------------------------------------------------------------------------------
OPPORTUNISTIC                                                                     X           X
----------------------------------------------------------------------------------------------------
MEZZANINE                                 X
=====================================================================================================
FOOTPRINT
=====================================================================================================
REGIONAL                                                X              X
----------------------------------------------------------------------------------------------------
NATIONAL                       X          X                                       X           X
=====================================================================================================
EXISTING PROPERTY TYPES
=====================================================================================================
OFFICE                         X          X
----------------------------------------------------------------------------------------------------
RETAIL                         X          X                                                   X
----------------------------------------------------------------------------------------------------
MULTI-FAMILY                   X          X             X
----------------------------------------------------------------------------------------------------
INDUSTRIAL                     X                                       X
----------------------------------------------------------------------------------------------------
HOTEL/RESORT                              X
----------------------------------------------------------------------------------------------------
RESEARCH & DEVELOPMENT
----------------------------------------------------------------------------------------------------
LAND                           X
----------------------------------------------------------------------------------------------------
SPECIALITY                     X                                                  X
====================================================================================================
CONTRIBUTION TO VALUE
====================================================================================================
OPERATOR/ACTIVE MANAGEMENT     X                        X              X                      X
----------------------------------------------------------------------------------------------------
ALLOCATOR OF CAPITAL           X          X                                       X
----------------------------------------------------------------------------------------------------
AGGRESSIVE LEASING             X                        X              X          X           X
----------------------------------------------------------------------------------------------------
MINOR COSMETIC UPGRADES        X                        X              X          X           X
----------------------------------------------------------------------------------------------------
REDEVELOPMENT                  X                                       X          X           X
----------------------------------------------------------------------------------------------------
DEVELOPMENT                                                                       X           X
----------------------------------------------------------------------------------------------------
OPERATING COMPANY INVESTING               X
====================================================================================================
EXTERNAL OPPORTUNITY DRIVERS
====================================================================================================
INDUSTRY CONSOLIDATION
----------------------------------------------------------------------------------------------------
MARKET TIMING                  X                                       X                      X
----------------------------------------------------------------------------------------------------
REPLACEMENT COSTS              X                        X              X          X           X
----------------------------------------------------------------------------------------------------
INADEQUATE CAPITALIZATION                 X             X              X          X           X
----------------------------------------------------------------------------------------------------
ASSET LEVEL DISTRESS           X                        X                                     X
----------------------------------------------------------------------------------------------------
MARKET LEVEL DISTRESS          X
----------------------------------------------------------------------------------------------------











                                   Madison Harbor Balanced Strategies, Inc. : 29

Private Equity Funds and the J-Curve

The private equity Underlying Funds in which we invest will likely experience operating losses in the early years of their operations--as they call capital from investors and begin to build their respective portfolios. Therefore, until they fully execute their strategies, it may take several years for the
Underlying Funds to appreciate (or depreciate) in value. As such, our proportionate allocated share of these operating losses will likely result in a decline in the recorded values of our Underlying Fund investments in the early years of the Fund's life. This phenomenon, known as the "J-Curve", is typical of private equity investing.

In making our investments in Underlying Funds, we have made the judgment that, as the Underlying Funds fulfill their investment programs, gains will be realized in the later years of their operations that will more than offset the earlier operating losses, thus resulting in long-term positive annualized total returns. However, there can be no assurance that such judgments will prove correct and, more generally, there can be no assurance regarding the future performance of any investment in an Underlying Fund.

In the hypothetical illustration below, please observe that the return for a typical Underlying Fund, and by extension the effect on our Fund, is negative in the early years but projected to "turn the corner" and reach positive levels in later years. It is important to note that investing in private equity is a long term pursuit. Again, although future performance is never guaranteed, we strongly believe that investors with patience will ultimately be rewarded.



--------------------------------------------------------------------------------
                  J-CURVE PHENOMENON--HYPOTHETICAL ILLUSTRATION

                                [GRAPHIC OMITTED]



                                   Madison Harbor Balanced Strategies, Inc. : 30

Investment Advisory Services

Madison Harbor Capital Management, LLC (the "Adviser"), a registered investment adviser under the Investment Advisers Act of 1940, as amended, (the "Advisers Act"), has served, subject to the overall supervision of the Fund's Board of Directors (the "Board"), as the Fund's investment adviser pursuant to an investment advisory agreement by and between the Adviser and the Fund, dated October 1, 2004 (the "Prior Advisory Agreement"). Conning Asset Management Company (the "Sub-Adviser") has also provided investment advisory and cash management services to the Fund in regard to a certain managed account (the "Managed Account"), which is intended to hold a portion of the Fund's available capital, pursuant to a sub-advisory agreement by and between the Adviser and the Sub-Adviser, dated January 14, 2005 (the "Prior Sub-Advisory Agreement" and, together with the Prior Advisory Agreement, the "Prior Agreements").

On August 15, 2007, Mr. Richard W. Maine resigned or withdrew, as applicable, from all of his positions under or relating to the Adviser and the Fund, including from his positions of Chairman of the Board, Investment Committee Chairman and Portfolio Manager of the Fund, and as a member and officer of the Adviser. Subsequently, Mr. Edward M. Casal assumed the position of Portfolio Manager of the Fund and was also appointed Chairman of the Board and of the Board's Investment Committee.

In light of Mr. Maine's resignation and withdrawal from the Adviser, a change of control of the Adviser may have been deemed to occur that could be deemed to have caused a technical assignment of the Prior Advisory Agreement, and thus terminated the Prior Advisory Agreement in accordance with its terms as required by Section 15 of the Investment Company Act of 1940, as amended, (the "1940 Act"). Neither the Adviser nor any controlling person of the Adviser received, directly or indirectly, money or other benefit in connection with the assignment within the meaning of the rules under the 1940 Act. Accordingly, the Board, including a majority of the directors who are not interested persons of the Fund, approved by unanimous resolution on August 17, 2007 an interim investment advisory agreement (the "Interim Advisory Agreement") by and between the Adviser and the Fund.

Additionally, because a technical assignment as described above would also terminate the Prior Sub-Advisory Agreement, in accordance with the terms of that agreement, upon termination of the Prior Advisory Agreement, the Board, including a majority of the directors who are not interested persons of the Fund, approved by unanimous resolution on August 17, 2007 an interim sub-advisory agreement (the "Interim Sub-Advisory Agreement" and, together with the Interim Advisory Agreement, the "Interim Agreements") by and between the Adviser and the Sub-Adviser.

The Board approved the Interim Agreements in order to ensure that the Fund remained operational and that the day-to-day operations of the Fund continued to be managed as they had been under the Prior Agreements. In approving the Interim Agreements, the Board considered that the terms and conditions of the Interim Advisory Agreement and Interim Sub-Advisory Agreement were the same in all material respects, including as to compensation, as the terms and conditions of the Prior Advisory Agreement and Prior Sub-Advisory Agreement, respectively. In light of the temporary nature of the Interim Agreements and consistency of terms with the Prior Agreements, the Board did not consider certain factors that it would normally take into account in approving an investment advisory agreement, such as the profitability of the Adviser, the investment performance of the Fund and certain comparative data with respect to advisory fees and fund expenses. At a meeting of Board on October 29, 2007, the Board considered the aforementioned factors and approved the Interim Agreements as the new agreements (the "New Agreements"). Final approval of the New Agreements will be the subject of a shareholder vote to be held during December 2007.

[GRAPHIC OMITTED]


                                  =========
                                   Madison
                                    Harbor
                                   Capital
                                  =========

The Management Team and
Independent Directors(1)

--------------------------------------------------------------------------------
MANAGEMENT TEAM

EDWARD M. CASAL 50, Chief Executive Officer, Chairman of the Board, Portfolio Manager and Chief Investment Officer of the Fund. Mr. Casal has over 25 years of broad experience in real estate and corporate finance at UBS, its predecessor Dillon, Read & Co. and Goldman, Sachs & Co. Most recently Mr. Casal was Executive Director of the UBS real estate investment banking group. In his career, he has been actively involved in over $20 billion of real estate investments including equity, debt, joint venture and merger and acquisition transactions.

RUSSELL H. BATES 40, Executive Vice President. Mr. Bates has 14 years of experience in business and law, most recently as a real estate investment banker at UBS and Friedman Billings Ramsey and as an attorney with the U.S. Securities and Exchange Commission. Mr. Bates also served as Senior Investment Officer of FBR Asset Investment Corp., where he managed its real estate mezzanine lending program and had portfolio responsibility for its mortgage loan holdings. Mr. Bates is a member of the State Bar of Maryland.
--------------------------------------------------------------------------------
INDEPENDENT DIRECTORS OF THE FUND

CYDNEY C. DONNELL 47, is currently an Executive Professor in Finance at the Mays Business School at Texas A&M University. She formerly served as a Managing Director at European Investors/Ell Realty Securities, Inc. where she managed real estate securities on behalf of U.S. pension funds, foundations, endowments and high net worth clients. Ms. Donnell is a trustee of the Employee Retirement System of Texas and she holds a directorship at American Campus Communities., Inc. Ms. Donnell serves on the Valuation Committee, Audit Committee and the Nominating and Compensation Committee of the Fund.

STANLEY R. PERLA CPA 64, was formerly a real estate audit partner with Ernst & Young. He served as Ernst & Young's National Director of Real Estate Accounting as well as on Ernst & Young's National Accounting and Audit Committee. Mr. Perla currently serves as Vice President - Director of Internal Control for Vornado Realty Trust, a New York City-based real estate investment trust. Mr. Perla holds a directorship at American Mortgage Acceptance Company and is Chairman of the Audit Committee of the Fund.

LELAND R. SPEED 75, serves as Chairman of the Board of Directors of two New York stock exchange listed real estate investment trusts: Parkway Properties Inc. and EastGroup Properties Inc. He also serves as the Executive Director of the Mississippi Development Authority. Mr. Speed serves on the Audit Committee and the Nominating and Compensation Committee of the Fund.

----------------------------------
(1) All directors of the Fund have served since the Fund's inception, with the exception of Mr. Speed, who has served since October 2004. Mr. Casal does not hold any directorships other than with the Fund. Additional information regarding the directors and officers of the Fund may be found in the Fund's most recently filed Form N-CSR, which is available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[GRAPHIC OMITTED]


=========
 Madison   Madison Harbor Balanced Strategies, Inc.
  Harbor   The Chrysler Building
 Capital   405 Lexington Avenue, 47th Floor
=========  New York, NY 10174-4700


          For more information,
          please call 212.380.5500




          The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q, within sixty days after the end of the relevant period. Form N-Q filings of the Fund are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


          A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling
          1-212-380-5500; and (ii) on the Commission's website at http://www.sec.gov. However, since the Fund's strategy consists of investing in real estate private equity funds ("Underlying Funds"), for which voting rights will be limited, the Fund will likely have few, if any, opportunities, to vote proxies.

          ----------------------------------------------------------------------

ITEM 2.    CODE OF ETHICS.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSR.

ITEM 3.    AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSR.

ITEM 4.    PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSR.

ITEM 5.    AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable as the registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6.    SCHEDULE OF INVESTMENTS.

Included as part of the Report to Shareholders filed under Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSR.

ITEM 8.    PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

On August 15, 2007, Mr. Richard W. Maine resigned from all of his positions under or relating to the Adviser and the registrant, including his positions of Chairman of the Board, Investment Committee Chairman and Portfolio Manager of the registrant. Accordingly, all previous references to Mr. Maine in previously filed Forms N-CSR are hereby deleted.

Subsequently, Mr. Edward M. Casal, the registrant's President, Chief Executive Officer and Chief Investment Officer assumed the positions of Investment Committee Chairman and Portfolio Manager of the registrant, and was also appointed Chairman of the Board. Accordingly, previous references to Mr. Casal are hereby amended.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable. Neither the registrant nor any affiliated purchasers, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (17 CFR 240.10b-18(a)(3)), purchased any shares of the registrant that are registered by the registrant pursuant to Section 12 of the Securities Exchange Act of 1934 (15 U.S. 781).

ITEM 10.   SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.   CONTROLS AND PROCEDURES.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant's disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant's disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no significant changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrants internal control over financial reporting.

ITEMS 12.  EXHIBITS.

(a)(1) Not applicable for a semi-annual report of a registered management investment company filed on Form N-CSR.

(a)(2) Separate certification for each of the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)), are filed herewith.


--------------------------------------------------------------------------------

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     Madison Harbor Balanced Strategies, Inc.


By                                   /s/ Edward M. Casal
                                     -------------------
                                     Edward M. Casal
                                     Chief Executive Officer


Date: November 26, 2007





Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By                                   /s/ Edward M. Casal
                                     -------------------
                                     Edward M. Casal
                                     Chief Executive Officer
Date: November 26, 2007


By                                   /s/ Christopher J. Brown
                                     ------------------------
                                     Christopher J. Brown
                                     Chief Financial Officer

Date: November 26, 2007